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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 28, 2005


                        GENEREX BIOTECHNOLOGY CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



       Delaware                      000-25169                  98-0178636
    ---------------                ------------               -------------
    (State of Other                (Commission                (IRS Employer
    Jurisdiction of                File Number)               Identification
     Incorporation)                                               Number)


   33 Harbour Square, Suite 202, Toronto, Ontario Canada         M5J 2G2
   -----------------------------------------------------        ---------
        (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (416) 364-2551
                                                           --------------


                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report.)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 3.02 Unregistered Sales of Equity Securities.

         On March 28, 2005, Generex Biotechnology Corporation (the "Company") entered into a Promissory Note and Agreement with Cranshire Capital, L.P. ("Cranshire") pursuant to which Cranshire loaned the Company the principal amount of $500,000, which amount will accrue interest at the rate of 10% per annum (the "Note"). The outstanding principal balance under the Note and any accrued but unpaid interest thereon is due and payable on May 15, 2005 to the extent that Cranshire has not exercised its conversion rights under the Note as described below. Interest on the outstanding principal balance under the Note will accrue after the maturity date, default or judgment against the Company, and interest on overdue amounts, including accrued but unpaid interest, will accrue at the rate of 10% per annum.

         As additional consideration for the loan, on April 28, 2005, the Company will issue Cranshire a warrant to purchase an aggregate of 1,219,512 shares of the Company's Common Stock, par value $0.001 per share ("Common Stock"), which will expire on April 27, 2010 (the "Warrant"). At any time after April 28, 2005 and at Cranshire's option, the outstanding principal balance under the Note, together with any accrued but unpaid interest thereon, and the Warrant will be convertible or exercisable into shares of Common Stock at the conversion/exercise price of $0.82 per share. Cranshire has agreed that it will neither convert the Note nor exercise the Warrant if such conversion or exercise would cause Cranshire, together with its affiliates, to beneficially own more than 9.99% of the shares of Common Stock then outstanding. The Company has agreed to register the shares of Common Stock issued upon conversion of the Note and exercise of the Warrant for resale in the next registration statement that the Company files with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act").

         Cranshire's right to convert the Note is subject to certain participation rights of Iroquois Capital, L.P., Omicron Master Trust and Smithfield Fiduciary, LLC, which, together with Cranshire, are the holders of the Company's 6% Secured Convertible Debentures (the "Debentures") issued pursuant to a Securities Purchase Agreement, which closed on November 15, 2004 (the "Securities Purchase Agreement"). The Securities Purchase Agreement is discussed in and filed as an exhibit to the Company's Current Report on Form 8-K, filed November 12, 2004. The participation rights granted to the holders of the Debentures under the Securities Purchase Agreement provide that, upon any financing by the Company or any of its subsidiaries of Common Stock or debt or securities convertible or exercisable into Common Stock, each such holder will have the right to purchase up to 100% of such financing. The Company does not anticipate that the other holders of Debentures will elect to exercise their participation rights with respect to the Note.

         The Company is obligated to use a portion of the proceeds from the Note to pay two of the holders of the Debentures (not including Cranshire) the full amount of the March 1, 2005 monthly amortization payments due under the Debentures. The Note is subordinate to the obligations of the Company under the Debentures.

         The offer and sale of the Note and the Warrant, including shares of Common Stock into which the Note and Warrant are convertible or exercisable (collectively, the "Securities"), by the Company to Cranshire was exempt from registration under the Securities Act in reliance upon Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder. Cranshire has previously represented and warranted to the Company that it is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D. Any certificates issued representing the Warrant and shares of Common Stock issued upon conversion/exercise of the Note and the Warrant will be legended to indicate that they are restricted. No sale of the Securities involved the use of underwriters, and no commissions were paid in connection with the issuance or sale of the Securities.

         On March 30, 2005, the Company also entered into an Assistance Agreement with Eckert Seamans Cherin & Mellott, LLC, ("Eckert Seamans"), pursuant to which Eckert Seamans has advanced the Company funds in the amount of $325,179.48 for the sole purpose of making the interest payment and the monthly redemption payment due on March 31, 2005 and April 1, 2005, respectively, under the Debentures (the "Assistance Agreement"). The Company has agreed to repay such advance without interest in three equal installments due on October 1, 2005, November 1, 2005 and December 1, 2005. If the Company fails to pay any installment when due, all amounts owed to Eckert Seamans will be payable on demand, and interest on such unpaid amounts will accrue at the rate of 8% per annum. In connection with this transaction, the Company executed a release in favor of Eckert Seamans.
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         Eckert Seamans has represented the Company in various transactions and matters since 1998 and represented the Company with respect to the Securities Purchase Agreement and certain other transactions relating to the Debentures but did not represent the Company with respect to the Assistance Agreement or the release executed in connection therewith.

         THE ABOVE DESCRIPTION OF, AMONG OTHER THINGS, THE TERMS OF THE NOTE, THE WARRANT, AND THE ASSISTANCE AGREEMENT, IS QUALIFIED IN ITS ENTIRETY BY THE NOTE AND THE ASSISTANCE AGREEMENT, WHICH ARE INCORPORATED BY REFERENCE HEREIN. THE COMPANY IS FILING THE NOTE AND THE ASSISTANCE AGREEMENT AS EXHIBITS 4 AND 10, RESPECTIVELY, TO THIS CURRENT REPORT ON FORM 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.


         4 Promissory Note and Agreement, dated March 28, 2005 by and between Generex Biotechnology Corporation and Cranshire Capital, L.P.

         10 Assistance Agreement, dated March 30, 2005 by and between Generex Biotechnology Corporation and Eckert Seamans Cherin & Mellott, LLC

Forward-Looking Statements
---------------------------

This Report contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"), which are subject to the safe harbors created thereby. The Act limits the Company's liability in any lawsuit based on forward-looking statements it has made. All statements, other than statements of historical facts, included in this Report that address activities, events or developments that the Company expects or anticipates will or may occur in the future, including such matters as the Company's projections, future capital expenditures, business strategy, competitive strengths, goals, expansion, market and industry developments and the growth of its businesses and operations, are forward-looking statements. These statements can be identified by introductory words such as "anticipate" or words of similar meaning, and by the fact that they do not relate strictly to historical or current facts. Any or all of the Company's forward-looking statements may turn out to be wrong. They may be affected by inaccurate assumptions that the Company might make or by known or unknown risks and uncertainties. Actual outcomes and results may differ materially from what is expressed or implied in the Company's forward-looking statements. Among the factors that could affect future results are: the inability to raise additional capital; depression of the market price of the Company's Common Stock and dilution of the holders of Common Stock in the event that the Company raises additional equity financing; the inherent uncertainties of product development based on the Company's new and as yet not fully proven technologies; the risks and uncertainties regarding the actual effect on humans of seemingly safe and efficacious formulations and treatments when tested clinically; the inherent uncertainties associated with clinical trials of product candidates; and the inherent uncertainties associated with the process of obtaining regulatory approval to market product candidates. The Company cautions investors that the forward-looking statements contained in this Report must be interpreted and understood in light of conditions and circumstances that exist as of the date of this Report. The Company expressly disclaims any obligation or undertaking to update or revise forward-looking statements made in this Report to reflect any changes in management's expectations resulting from future events or changes in the conditions or circumstances upon which such expectations are based.
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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GENEREX BIOTECHNOLOGY CORPORATION

Dated: April 1, 2005                By: /s/ Rose C. Perri
                                       --------------------------------
                                        Chief Operating Officer and
                                        Acting Chief Financial Officer
                                        (principal financial officer)


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                                  EXHIBIT INDEX


EXHIBIT NUMBER                DESCRIPTION
--------------                -----------

      4 Promissory Note and Agreement, dated March 28, 2005 by and between Generex Biotechnology Corporation and Cranshire Capital, L.P.

      10 Assistance Agreement, dated March 30, 2005 by and between Generex Biotechnology Corporation and Eckert Seamans Cherin & Mellott, LLC